UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported): May 3, 2002
                                                     --------------




                  Registrant, State of         I.R.S. Employer
Commission           Incorporation,             Identification
File Number    Address and Telephone Number         Number
------------  --------------------------------  ----------------

  1-7297      Nicor Inc.                          36-2855175
              (An Illinois Corporation)
              1844 Ferry Road
              Naperville, Illinois 60563-9600
              (630) 305-9500




  1-7296      Northern Illinois Gas Company       36-2863847
              (Doing business as Nicor Gas
              Company)
              (An Illinois Corporation)
              1844 Ferry Road
              Naperville, Illinois 60563-9600
              (630) 305-9500








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                                                             Page 1

Item 4. Changes in Registrant's Certifying Accountant.

Effective May 3, 2002, the Boards of Directors of Nicor Inc. and Northern Illinois Gas Company (doing business as Nicor Gas Company), based on the recommendations of their Audit Committees, have dismissed their independent auditors, Arthur Andersen LLP and engaged the services of Deloitte & Touche LLP as their new independent auditors.

The audit reports of Arthur Andersen LLP on the consolidated financial statements of Nicor and Nicor Gas for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2001 and 2000 and the subsequent interim period through May 3, 2002, there were no disagreements between Nicor or Nicor Gas and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within either company's two most recent fiscal years or within the subsequent interim period through May 3, 2002.

During Nicor's or Nicor Gas' two most recent fiscal years ended December 31, and the subsequent interim period through May 3, 2002, neither company or anyone on their behalf consulted with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

A letter from Arthur Andersen LLP is attached as Exhibit 16.01.

Item 7. Financial Statements and Exhibits

The following is filed as an exhibit to this report.

Exhibit
Number          Description
--------    --------------------------------------------------------------
 16.01      Letter from Arthur Andersen LLP to the Securities and Exchange
            Commission dated May 3, 2002.


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                                                             Page 2

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.




                                        Nicor Inc.


Date     May 3, 2002              By    /s/ KATHLEEN L. HALLORAN
      -----------------               -------------------------
                                        Kathleen L. Halloran
                                        Executive Vice President
                                        Finance and Administration





                                        Nicor Gas Company


Date     May 3, 2002              By    /s/ KATHLEEN L. HALLORAN
      -----------------               -------------------------
                                        Kathleen L. Halloran
                                        Executive Vice President
                                        Finance and Administration


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                                                             Page 3

Exhibit Index

  Exhibit
  Number                Description of Document
  -------      ---------------------------------------------------------------

   16.01 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 3, 2002.